Derivative Warrants	12 Months Ended
Dec. 31, 2024
Derivative Warrant Liabilities [Abstract]
Derivative Warrants
22.
Derivative warrants

	December 31, 2024	December 31, 2023
Balance, beginning of year	4,400	11,002
Change in fair value recognized in profit or loss	(4,374)	(6,602)
Balance, end of year	26	4,400

On January 20, 2024, the 50,000 remaining unsecured convertible note warrants expired. The unsecured convertible notes warrants were issued in 2020 as part of the Company’s debt restructuring transactions. A total of 1.45 million derivative warrants were issued in such transactions, of which 1.4 million were exercised during the year ended December 31, 2020.

On September 18, 2024, an additional 9.8 million warrants expired. These warrants were issued in 2021 as part of a series of registered equity offerings.

The following table summarizes outstanding derivative warrants as at December 31, 2024:

	Exercise price (US$)	Number of warrants	Weighted average contractual life
2020 Series A Warrants (1)	1.77	50,000	0.6
(1)
The conversion or exercise price, as applicable, is subject to full ratchet antidilution protection upon any subsequent transaction at a price lower than the price then in effect and standard adjustments in the event of any share split, share dividend, share combination, recapitalization or other similar transaction. If the Company issues, sells or enters into any agreement to issue or sell, any variable rate securities, the investors have the additional right to substitute the variable price (or formula) of such securities for the conversion or exercise price, as applicable.